                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our report dated October 11, 2000, relating to the August 31, 2000 financial statements and financial highlights of JPMorgan Tax Free Money Market Fund (formerly, Chase Vista Tax Free Money Market Fund), which appear in the August 31, 2000 Annual Report to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in JPMorgan Tax Free Money Market Fund's registration statement on Form N-1A, dated December 29, 2000 (revised March 9, 2001), which is incorporated by reference into this N-14 Registration Statement.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated January 16, 2001, relating to the November 30, 2000 financial statements and financial highlights of J.P. Morgan Institutional Service Tax Exempt Money Market Fund and the financial statements and supplemental data of The Tax Exempt Money Market Portfolio, which appear in the November 30, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Institutional Service Tax Exempt Money Market Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001